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                                                                    Exhibit 21.1



List of Focus Media Subsidiaries:

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No.          Name of subsidiary
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
1            Chongqing Geyang Focus Media Culture and Communication Co., Ltd.
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2            Zhejiang Ruihong Focus Media Advertising Communications Co., Ltd.
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3            Qingdao Focus Media Advertisement Co., Ltd.
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4            Changsha Focus Media Shiji Advertisement Co., Ltd.
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5            Dalian Focus Media Advertising Co., Ltd.
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6            Shanghai On-Target Advertisement Co., Ltd.
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7            Sichuan Focus Media Advertising Communications Co., Ltd.
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8            Yunnan Focus Media Advertising Co., Ltd.
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9            Nanjing Focus Media Advertising Co., Ltd.
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10           Wuhan Geshi Focus Media Advertising Co., Ltd.
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11           Shanghai Perfect Media Advertising Agency Co., Ltd.
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12           Shanghai Qianjian Advertising Co., Ltd.
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13           Guangzhou Fuke Advertising Co. Ltd.
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14           Zhuhai Focus Media Culture and Communication Co. Ltd.
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15           Hebei Focus Media Advertising Co. Ltd.
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16           Tianjin Focus Tongsheng Advertising Co. Ltd.
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17           Xiamen Focus Media Advertising Co. Ltd.
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18           Xi'an Focus Media Advertising & Information Co. Ltd.
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19           Shenyang Focus Media Advertising Co., Ltd.
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20           Shenzhen Bianjie Commercial Location Advertising Company
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21           Hefei Fukesi Advertising Co. Ltd.
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22           Fuzhou Fukesi Culture and Communication Co. Ltd.
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23           Jinan Focus Media Advertisement Co., Ltd.
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24           Shanghai Focus Media Advertising Agency Co., Ltd.
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25           Shanghai Framedia Advertising Development Co., Ltd.
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26           Shanghai New Structure Advertisement Co., Ltd.
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27           Guangdong Shiji Shenghuo Advertisement Co. Ltd.
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28           Beijing Focus Media Wireless Co., Ltd.
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29           Focus Media Digital Information Technology (Shanghai) Co., Ltd.
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30           Shanghai New Focus Media Advertisement & Communications Co. Ltd.
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31           Shanghai New Focus Media Advertisement Co., Ltd.
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32           Guanzhou Feisha Advertisement Co., Ltd.
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33           Shanghai Jiefang Focus Media Advertisement Co., Ltd.
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34           Dongguan Focus Media Advertisement Co., Ltd.
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35           Shanghai Focus Media Advertisement & Communications Co., Ltd.
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36           Focus Media Multimedia Technology (Shanghai) Co., Ltd
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37           Defeng Information Technology (Shanghai) Co., Ltd.
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38           Shanghai Focus Media Defeng Advertisement & Communications Co., Ltd.
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39           Shenzhen E-time Business Consultation Co., Ltd.
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40           Shanghai Framedia Investment Consultation Co., Ltd.
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41           Infoachieve Limited
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42           Dotad Media Holdings
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43           Beijing Dotad Network Technology Co., Ltd.
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44           Target Media Holdings Limited
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45           Target Media Multimedia Technology (Shanghai) Co., Ltd.
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46           Target Media Advertisement Company Limited
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46           Focus Media (China) Holding Limited
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